UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 9, 2019
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PLURALSIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38498 (Commission File Number)	82-3605465 (I.R.S. Employer Identification Number)

182 North Union Avenue Farmington, Utah 84025
(Address of principal executive offices and zip code)
(801) 784-9007
(Registrant's telephone number, including area code)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PS	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Pluralsight, Inc. (the “Company”) on May 9, 2019 (the “8-K”).  As previously reported in the 8-K, on May 9, 2019, the Company completed its acquisition of GitPrime, Inc., a Delaware corporation (“GitPrime”) pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 30, 2019, by and among the Company, Sundance Merger Sub, Inc., an indirect subsidiary of the Company (“Merger Sub”), GitPrime, and Fortis Advisors LLC solely in its capacity as the representative of GitPrime’s securityholders.

The Company hereby files this Amendment No. 1 to amend the 8-K in order to include the required financial statements and pro forma financial information, which information was not required to be included in the 8-K.  Except for the foregoing, this Amendment No. 1 does not amend the 8-K in any way and does not modify or update any other disclosures contained in the 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the 8-K.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of GitPrime for the year ended December 31, 2018 are attached as Exhibit 99.1 to this Amendment No. 1 and incorporated in their entirety herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed financial statements as of December 31, 2018, giving effect to the Company’s acquisition of GitPrime, are attached as Exhibit 99.2 to this Amendment No. 1 and incorporated in their entirety herein by reference.

(d)  Exhibits.

Exhibit Number	Description of Exhibits

23.1	Consent of Independent Auditors for GitPrime, Inc. (WSRP, LLC).

99.1	Audited financial statements of GitPrime, Inc. for the year ended December 31, 2018.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for Pluralsight, Inc. and GitPrime, Inc. for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pluralsight, Inc.

July 18, 2019	/s/	James Budge
James Budge
Chief Financial Officer